GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
                   22570 Markey Court, Dulles, Virginia 20166


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 8, 1997

To the Shareholders:

         Notice is hereby given that the Annual Meeting of the Shareholders of Guardian Technologies International, Inc., a Delaware corporation (the "Company") will be held at the Atlanta Airport Marriot Hotel, 4711 Best Road, Atlanta, Georgia 30337-5606 on Monday, December 8, 1997, at 7:30 a.m. Eastern Savings Time, for the following purposes:

         1. To elect four directors to serve on the Board of Directors until the next annual meeting of shareholders or until successors are duly elected and qualified;

         2. To approve the Board of Directors' selection of Thompson, Greenspon & Co. P.C., as the Company's independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1997; and

         3.     To adopt and approve the Company's 1997  Incentive  Stock Option
                Plan.

         4. To consider and act upon any other matters that properly come before the meeting or any adjournment thereof.

         The Company's Board of Directors has fixed the close of business on November 6, 1997 as the record date for the determination of shareholders having the right to receive notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. A list of such shareholders will be available for examination by a shareholder for any purpose germane to the meeting during ordinary business hours at the offices of the Company at 22570 Markey Court, Dulles, Virginia 20166 during the ten days prior to the meeting.

         You are requested to date, sign and return the enclosed proxy which is solicited by the Board of Directors of the Company and will be voted as indicated in the accompanying proxy statement and proxy. Your vote is important. Please sign and date the enclosed proxy and return it promptly in the enclosed return envelope whether or not you expect to attend the meeting. The giving of your proxy as requested hereby will not affect your right to vote in person should you decide to attend the Annual Meeting. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, sufficient postage must be affixed. Your proxy is revocable at any time before the meeting.


                     By Order of the Board of Directors,



                     Oliver L. North, Chairman of the Board
                     and President

Dulles, Virginia

                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
                   22570 Markey Court, Dulles, Virginia 20166



                                 PROXY STATEMENT


                          Annual Meeting of Shareholder
                                December 8, 1997

General

The enclosed proxy is solicited by and on behalf of the Board of Directors GUARDIAN TECHNOLOGIES INTERNATIONAL, INC. ("Guardian" or the "Company") for use in voting at the Annual Meeting of Shareholders to be held at the Atlanta Airport Marriot Hotel, 4711 Best Road, Atlanta, Georgia 30337-5606 on Monday, December 8, 1997 at 7:30 a.m., Eastern Time, and at any postponement or adjournment thereof, for the purposes set forth in the attached notice.


Record Date and Share Ownership

The close of business on November 6, 1997 (the "Record Date"), has been fixed as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date there are 1,114,161 shares of the Company's Common Stock, par value, $.001 per share, outstanding and entitled to vote. Shareholders holding at least a majority of the outstanding shares of Common Stock represented in person or by proxy, shall constitute a quorum for the transactions of business at the Annual Meeting.


Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. An appointment of proxy is revoked upon the death or incapacity of the shareholder if the Secretary or other officer of the Company who is authorized to tabulate votes receives notices of such death or incapacity before the proxy exercises his authority under the appointment. For a description of the principal holders of such stock, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below.

This Proxy Statement and the enclosed Proxy are being furnished to shareholders on or about November 7, 1997.

Voting and Solicitation

Each outstanding share of Common Stock as of the Record Date will be entitled to one (1) vote on each matter submitted to a vote at the Annual Meeting. Assuming a quorum is present, a plurality of votes cast at the meeting in person or by proxy by the shares of Common Stock (as described above) entitled to vote in the election of directors will be required to elect each director and to ratity the selection of independent public accountants and the approval and adoptions of the Company's 1997 Incentive Stock Option Plan.


Matters to be Brought Before the Annual Meeting

The matters to be brought before the Annual Meeting include (1) To elect four directors to serve as the Board of Directors until the next annual meeting of shareholders or until successors are duly elected and qualified; (2) To approve the Board of Directors' selection of Thompson, Greenspon & Co. P.C., as the Company's independent public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1997; (3) To adopt and approve the Company's 1997 Incentive Stock Option Plan and (4) To consider and act upon any other matters that properly come before the meeting or any adjournment thereof.



                       PROPOSAL 1 - ELECTION OF DIRECTORS

The Company's Bylaws provide that the number of directors shall be determined from time to time by the shareholders or the Board of Directors, but that there shall be no less than three. Presently the Company's Board of Directors consists of seven members, four of whom are nominees for election at the Annual Meeting. The three directors not to be voted on for re-election serve for terms until the Company's annual meetings in 1998 and 1999. Each director elected at the Annual Meeting will hold office until a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified. A plurality of votes cast by the shares entitled to vote in the election of directors will be required to elect each director. Unless marked otherwise, proxies received will be voted for the election of each of the nominees named below. If any such person is unable or unwilling to serve as a director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies will be voted for a substitute nominees, designated by the proxy holders or by the present Board of Directors to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, or the Board may be reduced accordingly. The Board of Directors has no reason to believe that nay of such nominees will be unwilling or unable to serve if elected as a director.

The nominees are as follows:

         Stephen G. Calandrella
         Herbert M. Jacobi
         John C. Power
         Hugh G. Sawyer

All of the nominees are currently serving as directors of the Company.


                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH
                       NOMINEE TO THE BOARD OF DIRECTORS.

The following information is furnished with respect to the nominees. Stock ownership information is shown under the heading "Security Ownership of Certain Beneficial Owners and Management" and is based upon information furnished by the respective individuals.



AS OF THE DATE OF THIS STATEMENT, THE DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY WERE AS FOLLOWS:


        Name                        Age                      Position

Oliver L. North                     53          Chairman of the Board, President
                                                and Secretary
Joseph F. Fernandez                 60          Director, Treasurer and
                                                Vice President
Travis Y. Green                     41          Director
Herbert M. Jacobi                   58          Director
Hugh G. Sawyer                      45          Director
John C. Power                       34          Director
Stephen G. Calandrella              37          Director

Oliver L. North

Oliver L. North has served as the Chairman of the Board, President and Secretary from inception. He graduated from the United States Naval Academy in June 1968 and served in the United States Marine Corps for twenty-two years. His service included a tour of duty in Vietnam where he earned a Silver Star for heroism, a Bronze Star with a "V" for valor, and two Purple Hearts for wounds in action. From 1981 through 1986, he served as a member of President Ronald Reagan's National Security Council staff and became Deputy Director of Political-Military Affairs. In this capacity, he helped plan the liberation of Grenada, the capture of terrorists who hijacked the cruise ship Achille Lauro, and the U.S. raid on Quaddafi's terrorist training camps in Libya. He retired from the Marine Corps in 1988.

In March, 1988, Mr. North was indicted on charges arising our of the so-called Iran-Contra affair. Four of the charges were dismissed prior to trial. On May 4, 1989 Mr. North was acquitted on nine counts and convicted on three in the Unites States District Court in Washington, D.C. The convictions were appealed to the United States Court of Appeals for the District of Columbia Circuit. On July 20, 1990, the Court of Appeals vacated all the convictions, reversed one conviction outright, and sent the case back to the district court. The independent counsel who had brought the case then declined to continue further prosecution and dismissed all remaining charges. There are no outstanding criminal charges or convictions against Mr. North today.


Joseph F. Fernandez

Joseph F. Fernandez has served as Vice President, Treasurer and Director since inception. Mr. Fernandez began his career as a Police Officer with the Miami/Dade County Police Department and served in this position for eight years. In 1965, he was employed by the Central Intelligence Agency. In this capacity, he served in both foreign and domestic posts dealing with highly sensitive National Security issues and intelligence operations. As a Senior Operations Officer he directly supervised Agency units of up to 35 persons in day-to-day operational assignments and planned, distributed and accounted for budgets in excess of $8 million.

On June 22, 1988, Mr. Fernandez was indicted on five criminal counts arising out of the so-called Iran Contra Affair. These indictments were dismissed without prejudice on October 13, 1988. On April 4, 1989, Mr. Fernandez was re-indicted in a different venue on four criminal counts arising out of the Iran-Contra Affair. This indictment was dismissed with prejudice on November 24, 1989. The Special Prosecutor lodged an appeal in the Court of Appeals. In September of 1990, that Court upheld the dismissal of the indictment, and on October 5, 1990, the mandate of the Court of Appeals was issued thereby making final the dismissal of all charges against Mr. Fernandez. There are no outstanding criminal charges or convictions against Mr. Fernandez today.


Travis Y. Green

Travis Y Green has been a Director since inception. He holds a Masters Degree in International Business Studies from the University of South Carolina and he graduated with a Bachelors Degree in Business Administration from Emory University. Mr. Green was an Account Executive at Dresdner Bank AG, in New York in 1978, and continued his financial career at the Wall Street firm of Brown
Brothers Harriman & Co. for 10 years from 1982 through 1992. In 1993, he established the investment banking firm of Green, Morris & Associates in Atlanta, Georgia, where he serves as President.


Herbert M. Jacobi

Herbert M. Jacobi has been an attorney in private practice in New York, New York since 1967 specializing in securities law. Mr. Jacobi received a Bachelor of Arts degree from Columbia College in 1960 and a Juris Doctorate from Columbia Law School in 1963.


Hugh G. Sawyer

Hugh G. Sawyer has served as President of National Linen Service, a $500 million sales subsidiary of National Service Industry, based in Atlanta, Georgia since early 1996. He was formerly president of Wells Fargo Armored Division of Borg Warner.


John C. Power

John C. Power has served as President and Chief Executive Officer of Redwood MicroCap Fund, Inc. ("MicroCap") since February, 1992. MicroCap is registered as an Investment Company under the Investment Company Act of 1940, as amended (the "40 Act"), but is attempting to de-register from the 40 Act. MicroCap has majority and/or wholly-owned subsidiaries engaged in oil and gas exploration, production and management and radio broadcasting. Since November 1996, Mr. Power has been the Managing Member of Northern Lights Broadcasting, L.L.C., a limited liability company engaged in the acquisition and development of radio stations in Montana and North Dakota. Since November 1996, Mr. Power has also been President of Power Surge, Inc. Mr. Power has also served as president of Power Curve, Inc., a private investment and consulting firm since 1986, and as an officer and director of Signature Wines of Napa Valley, Inc. from September, 1995 to June 1996, and as an officer and director of Signature Wines of Napa Valley, Inc. from September, 1995 to June 1996. From March, 1994 to September, 1995, Mr. Power served as a general partner of Signature Wines, a California general partnership, a predecessor entity of Signature Wines of Napa Valley, Inc. Mr. Power served as a director of BioSource International, Inc. (NASDAQ:BIOI) from August, 1993 to December, 1994, of Optimax Industries, Inc. (NASDAQ:QPMX) from April 1993 to March 1995, and Of AirSoft Corporation, a manufacturer of network communications software and systems, from 1993 to June 1996. Mr. Power received his formal education at Occidental College and at the University of California at Davis.


Stephen G. Calandrella

Stephen G. Calandrella has been President and a Director of The Rockies Fund Inc. since February, 1991, and Chief Executive Officer since January 30, 1994. Mr. Calandrella has previously served as a Director of Kelly Motors, Ltd., Good Times Restaurants, Inc., Southshore Corp., and Cogenco International, Inc. Mr. Calandrella also served as a Director for Combined Penny Stock Fund, Inc. and Redwood MicroCap Fund, Inc. both of which are closed-end investment companies registered under the Investment Fund Act of 1940. Mr. Calandrella currently serves as a member of the Board of Directors of several publicly held companies. Mr. Calandrella has also engaged in financing and consulting activities for development stage companies which consist of advising public and private companies on capital formation methods, enhancing shareholder valuations, mergers, acquisitions and corporate restructurings as well as arranging for bridge loans and equity purchases.


                   BOARD OF DIRECTORS MEETINGS, COMMITTEES AND
                              DIRECTOR COMPENSATION

The Company's Board of Directors took action at four duly noticed meetings of the Board of Directors during fiscal year 1996. Each Director attended (or otherwise participated in) at least 75% of the Company's special and regular meetings of the Board of Directors. The Board of Directors has a Compensation Committee comprising of Hugh G. Sawyer, Stephen G. Calandrella and Joseph F. Fernandez, Chairman of this committee.


                               EXECUTIVE OFFICERS

In addition to the previously named directors and executive officers, the Company expects the following individuals to make significant contributions to the Company's business in the positions indicated below:


                             EXECUTIVE COMPENSATION

The Company believes that shareholders should be provided information about director and executive officer compensation consistent with the rules of the Securities and Exchange Commission (the "SEC"). As a result, this Proxy Statement contains the following four sections of information regarding executive compensation: Summary Compensation Table; Option/SAR Grants in the Last Fiscal Year; Executive Compensation Report of the Compensation Committee; and Stock Performance Graph.


                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table sets forth the annual and long-term compensation for services in all capacities to the Company's officers. No officer received compensation in excess of $100,000 during the relevant fiscal year.


                           SUMMARY COMPENSATION TABLE

                                                                            Long Term Compensation
                           Annual Compensation                            Awards               Payouts
(A)              (B)       (C)       (D)      (E)             (F)            (G)            (H)        (I)

                                                                               Securities
Name and         Year      Salary     Bonus    Other Annual     Restricted     Underlying    LTP Pay   All other
Position                                       Compensation     Stock Award    Options/SAR's Outs    Compensation
                                                                                   #            $

Oliver L.         1997     57,123       ---       ---             ---             ---          ---       ---
North             1996    113,740       ---       ---             ---             ---          ---       ---

Joseph F.         1997     57,123       ---       ---             ---             ---          ---       ---
Fernandez         1996    117,074       ---       ---             ---             ---          ---       ---


                   STOCK OPTION AND STOCK APPRECIATION RIGHTS

In January, 1996, Richard Stone was granted options to purchase 100,000 shares of the Company's common stock at an exercise price of $.44. Pursuant to the Company's 1997 3 for 1 reverse split, Mr. Stone now holds options to purchase 33,333 shares of the common stock at an exercise price of $1.32 per share. These stock options will expire if unexercised three (3) years from the date of grant.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


INDIVIDUAL GRANTS                                             POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                              ANNUAL  RATES OF STOCK  PRICE  APPRECIATION
                                                              FOR OPTION TERM/1

            (a)             (b)              (c)             (d)              (e)          (f)      (g)     (h)
             Number of       Percent of
             Securities      Total
             Underlying      Options/SARs
             Options/        Granted to       Exercise of     Market Price
             SARs            Employees in     Base Price      on date of
             Granted         Fiscal Year      Per Share       Grant           Expiration    5%      10%     0%
             (#)             (%)              ($/Share)       ($/Share)       Date          ($)     ($)     ($)


              ----           ----             ----             ----           ----           ---    ---     ---

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of the Company's Common Stock and other equity securities. Officers, directors and greater than 10% shareholders are required by SEC Regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for the fiscal year ended December 31, 1996 with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% beneficial owners.




                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

To the Company's knowledge, the following table sets forth information regarding ownership of the Company's outstanding Common Stock on September 30, 1997 by (i) beneficial owners of more than 5% of the outstanding shares of Common Stock;
(ii) each director and each executive officer; and (iii) all directors and executive officers as a group. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment powers with respect to the stock listed.


Name and Address               Shares of Common Stock
of Beneficial Owner            Beneficially Owned            Percentage of Class

Officers Directors and
5% Holders

Oliver L. North                        157,990                             14.2%
Rt. I Box, 560
Bluemont, VA 20135

Joseph F. Fernandez (1)                 94,350                              8.5%
9542 Whitecedar Court
Vienna, VA 22181

Travis Y. Green                          3,700                              0.3%
One Ravinia Drive
Atlanta, GA 30346

John C. Power (2)
Redwood MicroCap Fund                  103,200                              9.3%
2055 Angle Drive, Suite 105
Colorado Springs, CO 80918

Stephen G. Calandrella (3)
Rockies Fund                           240,867                             21.6%
4465 Northpark Drive, Suite 400
Colorado Springs, CO 80907

Herbert M. Jacobi
8 West 38th Street
New York, New York 10018                     0                              0.0%

Hugh Sawyer                              1,000                              0.1%

All Officers and Director              601,107                             54.0%
as a Group (7 persons)


(1)      These shares are owned by Mr. Fernandez' immediate family.

(2) Redwood MicroCap Fund, Inc., a company registered under the Investment Company Act of 1940 purchased 309,600 shares of Common Stock (pre-split 3 for 1) in March 1997. John C. Power, President of the Fund, was appointed to the Board of Directors of the Company on March 4, 1997.

(3) The Rockies Fund, Inc., a company registered under the Investment Company Act of 1940, purchased in a series of transactions in February and March, 1997, 311,600 shares of Common Stock (pre-split 3 for 1) and 411,000 Common stock Purchase Warrants. Stephen G. Calandrella, President of the Fund, was appointed on the Board of Directors of the Company on March 4, 1997.



           PROPOSAL 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors of the Company has selected, Thompson, Greenspon & Co., P.C., as the independent public accountants for the Company to audit its consolidated financial statements for the fiscal year ending December 31, 1997. Thompson, Greenspon & Co., P.C. served as the Company's independent public accountants for the fiscal year ended December 31, 1996.

At the Annual Meeting, shareholders will be asked to ratify the selection by the Board of Directors of Thompson, Greenspon & Co., P.C. as the Company's independent public accountants. The vote of a majority of the shares entitled to vote at the Annual Meeting will ratify this selection.


                 THE BOARD RECOMMENDS A VOTE "FOR" RATIFICATION
               OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS



         PROPOSAL 3 - APPROVAL AND ADOPTION OF COMPANY'S 1997 INCENTIVE
                                STOCK OPTION PLAN

On September 24, 1997, the Board of Directors adopted a resolution to seek shareholder approval of the Company's 1997 Incentive Stock Option Plan, pursuant to which 300,000 shares of Common Stock will be reserved for issuance to all persons in the service of the Company or a subsidiary of the Company and the members of the Board of Directors of the Company who are not otherwise employees (the "1997 Incentive Stock Option Plan"). The options are to be granted at exercise prices not less than 100% of the fair market value of the Common Stock at the date of the grant. Any options granted must be exercised within 30 months thereof by the recipient or such options will expire. The number of shares granted, terms of exercise, and expiration dates are to be decided at the date of grant of each option by the Company's stock option committee consisting of members of the Board of Directors (the "Stock Option Committee"). A copy of the proposed 1997 Incentive Stock Option Plan is and will be available at the Company's offices 10 days prior to the date of the meeting.


             THE BOARD RECOMMENDS A VOTE "FOR" ADOPTION AND APPROVAL
                     OF THE 1997 INCENTIVE STOCK OPTION PLAN



                                  OTHER MATTERS

Management knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the person named in the enclosed form of Proxy will vote such Proxy in accordance with his judgment.



                                  ANNUAL REPORT

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as filed with the SEC, may be obtained by shareholders without charge by written request to Guardian Technologies International, Inc., 22570 Markey Court, Dulles, Virginia 20166.


                       By Order of the Board of Directors



                       Oliver L. North, Chairman of the Board
                       and President


Dated: November 6, 1997

                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

                   22570 Markey Court, Dulles, Virginia 20166



           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         This undersigned hereby appoints Oliver L. North, Joseph F. Fernandez and each of them, with full power of substitution, as proxies to vote as designated on the reverse side, all the shares of common stock held by the undersigned at the annual meeting of shareholders of Guardian Technologies International, Inc. to be held on Monday, December 8, 1997 at 7:30 a.m. at the Atlanta Airport Marriot Hotel, 4711 Best Road, Atlanta, Georgia 30337-5606, or any adjournment thereof, and with discretionary authority to vote on all other matters that may properly come before the meeting.

X Please mark your votes as in this example.
                                                     For  Withheld  Abstain
                                                     ---  --------  -------
1.       Election of Directors

         Nominees:

         Stephen G. Calandrella
         Herbert M. Jacobi
         John C. Power
         Hugh G. Sawyer


                                                     For   Against   Abstain
                                                     ---   -------   -------

2.       Approval of Independent Accountants


3.       Adoption and Approval  of Company's
         1997 Incentive Stock Option Plan


         This proxy will be voted as directed, or if no direction is indicated, will be voted FOR all nominees listed above for election of directors, FOR approval of the independent auditors and FOR adoption and approval of the Company's 1997 Incentive Stock Option Plan and in the discretion of the persons named as proxies with respect to any other business that may properly come before the meeting.

         If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date below and mail in the postage paid envelope provided, Specific choices may be made above.


                                              Signature_______________________

                                              Date     _______________________

                                              Signature_______________________

                                              Date     _______________________


         Note: Please sign exactly as names appears hereon. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such.